NICHOLAS | APPLEGATE® Institutional Funds

Supplement to Class I, II, III, IV and R Shares Prospectuses and
Statement of Additional Information dated August 28, 2006

July 2, 2007

The “Portfolio Management” section is amended as follows:

•                  Horacio A. Valeiras, CFA and Pedro V. Marcal assume responsibility for the day-to-day management of the International All Cap Growth Fund.

•                  Christopher A. Herrera assumes responsibility for the day-to-day management of the International Growth Opportunities Fund.

•                  Kunal Ghosh and Steven Tael, Ph.D. assume responsibility for the day-to-day management of the Emerging Markets Fund.

References to Vincent Willyard, CFA and Joseph Devine are deleted.

The “Investments team” section is amended as follows:

References to Barry Kendall and Stephen Derkash are deleted.